                                                                   EXHIBIT 10.17




                             1993 SPECIAL VOLUNTARY
                               SEVERANCE PLAN FOR
                             SALARIED EMPLOYEES OF
                          INTERMET FOUNDRIES, INC. AND
                                ITS SUBSIDIARIES



                        Effective As of October 1, 1993

                     1993 SPECIAL VOLUNTARY SEVERANCE PLAN
                           FOR SALARIED EMPLOYEES OF
                 INTERMET FOUNDRIES, INC. AND ITS SUBSIDIARIES

                                                          Table of Contents
                                                                                                                    Page No.
                                                                                                                    --------
ARTICLE I       Foreword  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     I-1

ARTICLE II      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-1
         2.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-1

ARTICLE III     Eligibility for Severance Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-1
         3.1    Eligibility Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-1

ARTICLE IV      Amount and Form of Severance Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IV-1
         4.1    Severance Pay . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IV-1
         4.2    Retiree Medical and Life Insurance Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IV-1
         4.3    Savings and Investment Plan and ESOP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IV-2
         4.4    Other Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IV-3

ARTICLE V       Plan Financing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     V-1

ARTICLE VI      Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-1
         6.1    Allocation of Responsibility Among
                Fiduciaries for Plan Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-1
         6.2    Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-1
         6.3    Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-1
         6.4    Other Administrative Powers and Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-3
         6.5    Authorization of Benefit Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-4
         6.6    Facility of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    VI-4

ARTICLE VII     Amendment of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-1

ARTICLE VIII    Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-1

ARTICLE IX      Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
         9.1    Other Severance Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
         9.2    Nonguarantee of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
         9.3    Spendthrift Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
         9.4    Successor to the Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-2
         9.5    Delegation of Authority by the Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-2
         9.6    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-2

ARTICLE X       Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    X-1

ARTICLE XI      Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-1

APPENDIX A      SEVERANCE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1

APPENDIX B      PLAN AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1


                                   ARTICLE I

                                    Foreword

                 The 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "Plan") provides full-time salaried employees of Intermet Foundries, Inc. and its subsidiaries ("IFI" or the "Employer"), who are eligible for normal retirement or early retirement under the Intermet Corporation Savings and Investment Plan ("Savings and Investment Plan") special severance benefits. The decision to elect to receive benefits under this Plan is completely voluntary. To receive these special severance benefits, an eligible employee must voluntarily elect between October 1, 1993 and November 19, 1993 to resign from employment. Additionally, an employee must execute and not revoke a written Severance Agreement. The Plan is effective October 1, 1993.

         For eligible employees who elect to receive the benefits provided under this Plan, the benefits provided herein are the only severance benefits such employees will receive, and such employees shall not be eligible for any other severance benefits provided by the Employer or Intermet Corporation.

                                   ARTICLE II

                                  Definitions

                 2.1 Definitions: This section provides definitions for certain words and phrases listed below. These definitions can be found on the pages indicated.

                                                                Page
                                                                ----

   (a)      Authorized Leave of Absence                         II-1
   (b)      Base Pay                                            II-2
   (c)      Code                                                II-2
   (d)      Corporation                                         II-2
   (e)      Effective Date                                      II-2
   (f)      Employee                                            II-2
   (g)      Employer                                            II-3
   (h)      ERISA                                               II-3
   (i)      ESOP                                                II-3
   (j)      Fiduciaries                                         II-3
   (k)      Participant                                         II-4
   (l)      Plan                                                II-4
   (m)      Plan Administrator                                  II-4
   (n)      Plan Year                                           II-4
   (o)      Pre-Tax Contributions                               II-4
   (p)      Retiree Medical and Life Insurance
              Coverage                                          II-5
   (q)      Savings and Investment Plan                         II-5
   (r)      Severance Agreement                                 II-5
   (s)      Severance Benefits                                  II-5
   (t)      Severance Date                                      II-6
   (u)      Severance Pay                                       II-6
   (v)      Vacation Policy                                     II-6

Where the following words and phrases in boldface and underlined appear in this Plan with initial capitals they shall have the meaning set forth below, unless a different meaning is plainly required by the context.

                          (a) AUTHORIZED LEAVE OF ABSENCE - Any absence authorized the Employer under the Employer's standard personnel practices, whether paid or unpaid, provided that the Participant returns within the period specified in the Authorized Leave of Absence.

                          (b) BASE PAY - A Participant's regular straight time pay for the last regular pay period immediately preceding his Severance Date, including Pre-Tax Contributions. Base Pay shall exclude any overtime pay, bonuses, commissions, fees and incentive allowances. In addition, except as provided with respect to the Pre-Tax Contributions, Base Pay shall also exclude any benefits, and the value of any benefits, provided by the Employer.

                          (c) CODE - The Internal Revenue Code of 1986, as amended from time to time.

                          (d) CORPORATION - Intermet Corporation, a corporation organized and existing under the laws of the State of Georgia, or its successor or successors.

                          (e) EFFECTIVE DATE - The date upon which this Plan is effective, October 1, 1993.

                          (f) EMPLOYEE - Any person who is a full-time salaried employee of the Employer and who is receiving remuneration for personal services rendered to an Employer (or who is on an Authorized Leave of Absence). A person shall be considered a full-time employee if he is regularly scheduled to work at least 30 hours per week. The following individuals or classes of individuals shall not qualify as Employees under this Plan:

                                  (1)       Any individual whose terms and
                 conditions of employment are determined by collective bargaining with a union representing such persons and with respect to whom inclusion in this Plan has not been specifically provided for in such collective bargaining agreement;

                                  (2) Any individual who is classified by the Employer as hourly or administrative hourly, temporary, part-time, as an intern, or who is working for the Employer through a temporary service or on a contract basis;

                                  (3)       Any salaried employee of the
                 Corporation and its affiliates who is not employed by the Employer; and

                                  (4)       Any individual who is not a United
                 States citizen and who does not reside in the United States.

                          (g) EMPLOYER - Intermet Foundries, Inc., a corporation organized and existing under the laws of the State of Georgia, and its subsidiaries, Lynchburg Foundry Company, Columbus Foundries, Inc., Northern Castings Corporation, Ironton Iron, Inc., Pennsylvania Castings Corporation and New River Castings Company.

                          (h) ERISA - Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                          (i) ESOP - The Intermet Corporation Employee Stock Ownership Plan, as it may be amended from time to time.

                          (j) FIDUCIARIES - The named fiduciaries, as defined in ERISA, who shall be the Corporation and the Plan

         Administrator, and other parties designated as Fiduciaries by such named fiduciaries in accordance with the powers provided herein, but only with respect to the specific responsibilities of each in connection with the Plan.

                          (k) PARTICIPANT - An Employee who has satisfied the eligibility requirements of Section 3.1, and who has become entitled to receive Severance Benefits under this Plan.

                          (l) PLAN - The 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries, the Plan set forth herein, as it may be amended from time to time.

                          (m) PLAN ADMINISTRATOR - The Corporation, or an entity or person appointed by the Corporation, which shall have authority to administer the Plan as provided in Article VI.

                          (n) PLAN YEAR - The first Plan Year shall be the short Plan Year beginning on October 1, 1993 and ending on December 31, 1993. Thereafter, the Plan Year shall be each January 1 through December 31.

                          (o) PRE-TAX CONTRIBUTIONS - Pre-Tax contributions that the Employee elects to make to (i) the Savings and Investment Plan; (ii) the Intermet Salaried Employees Dependent Coverage Plan; and (iii) any similar plans sponsored by the Corporation for its salaried employees which provide for pre-tax employee contributions.

         The date designated by the Employer that will be the Participant's last day of active employment.

                          (p)     RETIREE MEDICAL AND LIFE INSURANCE COVERAGE
         - The retiree medical and life insurance coverage provided to the Employee as a retired salaried employee under the Intermet Corporation Salaried Employees Comprehensive Medical Plan, as it may be amended from time to time.

                          (q) SAVINGS AND INVESTMENT PLAN - The Intermet Corporation Savings and Investment Plan, as it may be amended from time to time.

                          (r) SEVERANCE AGREEMENT - The written agreement between the Employee and the Employer (on a form provided by the Employer) which is a condition precedent to the Employee's receiving the Severance Benefits under the Plan. This Agreement is also the form by which an eligible Employee voluntarily elects to terminate his employment with the Employer and participate in the Plan. A copy of a sample Severance Agreement intended for use in connection with this Plan is attached hereto as Exhibit A.

                          (s) SEVERANCE BENEFITS - The various benefits described in Article IV of the Plan which are payable to or on behalf of an Employee who meets the eligibility requirements of this Plan and who voluntarily elects between October 1, 1993 and November 19, 1993 to resign from employment.

                          (t) SEVERANCE DATE - The date designated by the Employer that will be the Participant's last day of active employment.

                          (u) SEVERANCE PAY - The severance pay payable to a Participant in accordance with the provisions of Section 4.1.

                          (v) VACATION POLICY - The vacation policy that applies to full-time salaried employees of the Employer and that requires an Employee to be actively employed on December 31st of a year to receive vacation benefits for the following year.

                                  ARTICLE III

                      Eligibility for Severance Benefits

                 An Employee shall only be eligible to receive Severance Benefits under this Plan if he satisfies the requirements of Section 3.1(a) below and executes a Severance Agreement as described in Section 3.1(b) below. The amount and form of any Severance Benefits shall be determined in accordance with Article IV.

                 3.1      Eligibility Requirements

                          (a) Age and Service Requirement - To be eligible for benefits under the Plan, an Employee must be eligible for Normal Retirement or Early Retirement under the Savings and Investment Plan on or before March 31, 1994, by attaining (1) age 65, (2) age fifty-five (55) and thirty (30) years of service, or (3) age sixty
         (60) and ten (10) years of service, by that date. The determination of an Employee's years of service shall be made in accordance with the Savings and Investment Plan. If an Employee is not eligible for Normal or Early Retirement as of his Severance Date, but the Employee would meet such requirements by March 31, 1994, such an Employee will be considered eligible for such retirement under the Savings Investment Plan as of his Severance Date.

                          (b) Election to Resign and Execution of Severance Agreement - An eligible Employee must voluntarily elect between October 1, 1993 and November 19, 1993 to resign from employment with the Employer. To make this





                                     III-1
         election, an eligible Employee must complete, sign and not revoke a Severance Agreement indicating his desire to terminate employment voluntarily with the Employer. The signed Agreement must be received by the Manager, Human Resources Administration (or such other person as may be designated by the Plan Administrator), no later than 5:00 p.m., Eastern Standard Time, November 19, 1993. An Employee retains the right to revoke a Severance Agreement for a period of seven (7) days following the date of his execution of such Agreement. Such revocation must be in writing, signed by the Employee and received by the Manager, Human Resources Administration (or such other person as may be designated by the Plan Administrator), prior to the termination of the seven-day revocation period specified above. For purposes of the deadlines in this paragraph, the Manager, Human Resources Administration (or such other person as may be designated by the Plan Administrator), shall be considered to have received an item at the time and on the date she actually received the item, without regard to when it was mailed or its delivery otherwise commenced.

                          (c) Severance Date - When an Employee satisfies the requirements for participation set forth in (a) and (b) above, the Employer will designate a Severance Date for the Employee. An Employee must remain employed until his Severance Date in order to be eligible for the Severance Benefits described in Article IV.





                                     III-2

                          (d) The Plan Administrator shall have the exclusive discretionary authority to make any determinations relating to the eligibility factors in (a), (b) and (c) above and to determine whether an Employee is eligible to receive Severance Benefits under this Plan.





                                     III-3

                                   ARTICLE IV

                    Amount and Form of Severance Benefits

                 When an Employee satisfies the eligibility requirements of
Article III and becomes a Participant in the Plan, he shall be entitled to the Severance Benefits set forth below.

                 4.1 Severance Pay - A Participant's Severance Pay shall be equal to twenty-four (24) months of one-half (1/2) of Base Pay, determined without regard to the Employee's years of service with the Employer. Severance Pay shall be payable commencing after the Employee's Severance Date twice a month in the same manner as the Employee had previously been paid. Severance Pay shall be payable at one-half (1/2) of the rate of Base Pay, less deductions for applicable local, state and federal taxes, any continuing benefits costs and other legally required deductions (including amounts owed to the Employer). The payment of any Severance Pay under this Article IV shall cease on the date of death of the Participant, and no survivor benefit is payable. Severance Pay will be reduced by any unemployment compensation or workers compensation weekly income benefits a Participant receives during the period he is receiving Severance Pay. The amount of Severance Pay will be offset and reduced by the amount (if any) a Participant receives pursuant to the Worker Adjustment and Retraining Notification Act (WARN).

                 4.2 Retiree Medical and Life Insurance Coverage - Because a Participant in this Plan will be eligible for retirement under the Savings and Investment Plan, he will be eligible for Retiree Medical and Life Insurance Coverage. The retiree coverages the Participant receives shall be in accordance with the separate plan(s) providing for such coverages and shall be subject to the amendment, restriction and limitation provisions of such plan(s).

                 4.3 Savings and Investment Plan and ESOP - (a) Except as provided in (b) below, the active participation in the Savings and Investment Plan and the ESOP of Participants in this Plan shall cease as of their Severance Date. Payment of a Participant's benefits under the Savings and Investment Plan and the ESOP will be made in accordance with the provisions of those plans.

                          (b) The Savings and Investment Plan and the ESOP will be amended in accordance with the amendments attached hereto as Appendix B, to provide the following:

                                        (i)  If a Participant's Severance Date
                                  is prior to December 31, 1993, the Employer will make for 1993 a contribution equal to 2% of annual compensation to the Savings and Investment Plan and 3% of annual compensation to the ESOP. Annual compensation shall be determined in accordance with the respective plan and shall include compensation received through the Severance Date, but shall exclude all Severance Pay. Except as otherwise determined by the Corporation, the additional contributions shall be made at the time contributions are regularly made to the plans.

                                        (ii)  If the Participant's Severance
                                  Date is prior to the end of a calendar
                                  quarter and he contributed to the Savings and Investment Plan for that quarter, the Employer will make the regular matching contribution on the Participant's behalf.

                                        (iii)  Severance Pay and the period a
                                  Participant receives Severance Pay shall not be counted under the Savings and Investment Plan or the ESOP as annual compensation or a period of active employment entitling a Participant to receive Employer contributions under the plans.

                 4.4      Other Benefits - Except as provided in Sections 4.1,
4.2 and 4.3 above, the Employer-sponsored benefits provided to a Participant shall cease as of the Participant's Severance Date. The benefits that will cease shall include dental care, regular, dependent and optional life, accidental death and dismemberment, short-term and long-term disability, voluntary accident and vacation. A Participant will not earn vacation pay for any period he is receiving Severance Pay. If a Participant's Severance Date is during 1993, the Participant will be paid on his Severance Date for any unused vacation he did not take during 1993. A Participant will also receive vacation pay for the amount of vacation he is entitled to under the Vacation Policy in

1994 as a result of his employment during 1993, whether his Severance Date is prior to or after December 31, 1993. The amount of this additional vacation pay will be paid to the Participant in a lump sum with the first Severance Pay check in January, 1994, or if he terminates in 1994, with his first paycheck after his Severance Date.

                                   ARTICLE V

                                 Plan Financing

                 No assets of the Employer or the Corporation shall be specifically set aside for the payment of benefits under this Plan (except for contributions to the Savings and Investment Plan and the ESOP). Any benefits payable under this Plan shall be paid solely out of the general assets of the Employer or through the Intermet Corporation Salaried Employees Comprehensive Medical Plan, and the obligation of the Employer is simply an obligation to make payments according to the terms and conditions of this Plan. A Participant's right to any payments hereunder shall be the same as that of any unsecured general creditor of the Employer. Payments to a Participant from the Savings and Investment Plan and ESOP shall be made from the trust funds established under such plans.

                                   ARTICLE VI

                                 Administration

                 6.1 Allocation of Responsibility Among Fiduciaries for Plan Administration - The Fiduciaries shall have only those powers, duties, responsibilities, and obligations as are specifically given or delegated to them under this Plan. The Employer and the Corporation shall have the sole responsibility for paying the benefits under this Plan described in Article IV, and the Corporation shall have the sole authority to appoint and remove the Plan Administrator, and to amend or terminate this Plan in whole or in part. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein.

                 6.2 Administration - The Plan shall be administered by the Plan Administrator which may appoint or employ individuals to assist in the administration of the Plan and which may appoint or employ any other agents it deems advisable, including legal counsel and auditors, to serve at the Plan Administrator's direction. All usual and reasonable expenses of the Plan Administrator in administering the Plan shall be paid in whole or in part by the Employer.

                 6.3 Claims Procedure - The Plan Administrator shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters are final and conclusive. Any exercise of this discretionary authority shall be reviewed by a court under the arbitrary and capricious standard (i.e., the abuse of discretion standard). If, pursuant to this discretionary authority, an assertion of any right to a benefit by an Employee is wholly or partially denied, the Plan Administrator, or a party designated by the Plan Administrator, will provide such claimant, within the 90-day period following the receipt of the claim by the Plan Administrator, a comprehensible written notice setting forth:

                          (a)     The specific reason or reasons for such
         denial;

                          (b)     Specific reference to pertinent Plan
         provisions on which the denial is based;

                          (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and

                          (d) A description of the Plan's claim review procedure. The claim review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator, or the designated party. The decision on review shall be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days, and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.

If within a reasonable period of time after the Plan receives the claim asserted by the Employee, the Plan Administrator, or the designated party, fails to provide a comprehensible written notice stating that the claim is wholly or partially denied and setting forth the information described in (a) through (d) above, the claim shall be deemed denied. Once the claim is deemed denied, the Employee shall be entitled to the claim review procedure described in subsection (d) above. Such review procedure shall be available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after the claim is deemed denied.

                 6.4 Other Administrative Powers and Duties - The Plan Administrator shall have such powers and duties as may be necessary to discharge its functions hereunder, including but not limited to:

                          (a) To exercise its discretionary authority to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                          (b) To prescribe procedures to be followed by Employees requesting benefits;

                          (c) To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

                          (d) To receive from Employees and agents and from the Employer such information as shall be necessary for the proper administration of the Plan;

                          (e) To appoint or employ individuals or other parties to assist in the administration of the Plan and any other agents it deems advisable, including accountants and legal counsel; and

                          (f) To delegate to other persons or entities, or to designate or employ persons to carry out any of the Plan Administrator's fiduciary duties or responsibilities or other functions under the Plan.

                 6.5 Authorization of Benefit Payments - The Plan Administrator shall issue directions to the Employer concerning all benefits which are to be paid pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

                 6.6 Facility of Payment - Whenever, in the Plan Administrator's opinion, a Participant entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may direct the Employer to make payments to such person or to the legal representative of such person for his benefit, or the Plan Administrator may direct the Employer to apply the payment for the benefit of such person in such manner as the Plan Administrator considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

                                  ARTICLE VII

                             Amendment of the Plan

                 The Corporation shall have the absolute right at any time by instrument in writing to modify, alter or amend the Plan in whole or in part, retroactively or otherwise, including, without limitation, the benefits provided under the Plan. Provided, however, no such amendment shall diminish or eliminate any payment of Severance Pay that a Participant had qualified for and begun to receive prior to the date of such amendment. The Corporation's right to amend the Plan shall not be affected or limited in any way by an Employee's termination of employment. Prior practices by the Employer or the Corporation, or any entity related to the Employer or the Corporation, shall not diminish in any way the rights granted the Corporation under this Article. Oral and other informal communications made by the Corporation or its representatives concerning the Plan shall not give rise to any rights or benefits other than those contained in the Plan described herein, and such communications shall not diminish in any way the rights contained in this article. Also, it is expressly permissible for an amendment to affect less than all of the Employees covered by the Plan.





                                     VII-1

                                  ARTICLE VIII

                                  Termination

                 The Corporation and the Employer assume no obligation to continue the Plan. The Corporation hereby reserves the right to terminate, or to partially terminate, the Plan at any time for any reason. If the Corporation decides to terminate or partially terminate the Plan, the Plan Administrator shall be notified of such termination in writing and shall proceed at the direction of the Corporation to take such steps as are necessary to discontinue the operation of the Plan in an appropriate and timely manner. Prior practices by the Employer or the Corporation, or any entity related to the Employer or the Corporation, shall not diminish in any way the rights granted the Corporation under this Article. Oral and other informal communications made by the Corporation or its representatives concerning the Plan shall not give rise to any rights or benefits other than those contained in the Plan described herein, and such communications shall not diminish in any way the rights contained in this article. Also, it is expressly permissible for a partial termination to affect less than all of the Employees covered by the Plan.





                                     VIII-1

                                   ARTICLE IX

                                 Miscellaneous

                 9.1 Other Severance Benefits - Employees who elect to receive the benefits provided under the Plan shall not be eligible to receive severance benefits under any other plan, program or policy maintained by the Corporation, the Employer or their affiliates.

                 9.2 Nonguarantee of Employment - Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

                 9.3 Spendthrift Clause - Except to the extent mandated by law, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void and of no force and effect whatsoever; provided, however, that the benefits hereunder may be assigned or transferred to pay any bona fide debt of the Participant to the Employer. The Plan shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                 9.4 Successor to the Corporation - In the event of the dissolution, merger, consolidation or reorganization of the Corporation, provision may be made by which the Plan will be continued by the successor, and, in that event, such successor shall be substituted for the Corporation under the Plan.

                 9.5 Delegation of Authority by the Corporation - Any action by the Corporation under this Plan may be made by any person or persons duly authorized by the Corporation to take such action.

                 9.6 Headings - The headings of sections and subsections are for ease of reference only and shall not be construed to limit or modify the detailed provisions thereof.

                                   ARTICLE X

                                 Applicable Law

                 The provisions of the Plan shall be construed and administered according to, and its validity and enforceability shall be determined under ERISA. In the event ERISA does not preempt state law in a particular circumstance, the laws of the State of Georgia shall govern.

                 If any provision of this Plan is, or is hereafter declared to be void, voidable, invalid or otherwise unlawful, the remainder of the Plan shall not be affected thereby.

                                   ARTICLE XI

                                   Signature

        The above Plan is hereby adopted and approved, to be effective as of October 1, 1993.


                                        INTERMET CORPORATION



                                        By: /s/ James W. Rydel
                                        ----------------------------
                                        Title:  V.P. Human Resources

                                   APPENDIX A

                              SEVERANCE AGREEMENT

         I, ______________________________, the undersigned, hereby acknowledge receipt of a copy of the Summary Plan Description ("SPD") for the 1993 Special Voluntary Severance Plan for Subsidiaries (the "Plan"). I also acknowledge that I have been given forty-five (45) days to review the SPD, to review this Agreement, and to decide whether or not to accept the terms and conditions required for my receipt of the Special Severance Benefits (hereinafter "Severance Benefits") offered as part of the Plan. I certify that I have had the opportunity to obtain all advice and information I deem necessary with respect to the matters covered by this Agreement and the SPD, including the opportunity to consult with legal counsel or anyone else of my choosing. By my execution of this Severance Agreement, I voluntarily choose to participate in the Plan, to resign from my employment, and to accept the Severance Benefits under the Plan. I understand and agree that I must remain employed until my Severance Date, as defined in the Plan, in order to be eligible for benefits under the Plan.

                 I agree not to take any action which disparages or criticizes Intermet Foundries, Inc., Intermet Corporation or their affiliated corporations, hereinafter collectively referred to as "the Company," or its management or practices or which disrupts or impairs its normal operations, including actions which would result in the filing of any claims, lawsuits or charges against the Company as a result of anything which has occurred up to and including the present date.

                 In addition, and in further consideration of my receiving the Severance Benefits, including additional Severance Pay equal to 24 months of one-half of base pay, as defined in the Plan, payable $________________, less applicable deductions, twice per month; I hereby agree to release and discharge the Company, its officers, directors and employees from any and all claims, losses or expenses I now have or have had, or may later claim to have had against them arising out of my employment with the Company or termination therefrom. I understand and agree that I will not be entitled hereafter to pursue any claims arising out of any alleged violation of my rights while employed by the Company, including, but not limited to claims for back pay, losses or other damages to me or my property resulting from any alleged violation of state or federal law, such as (but not limited to) claims arising under Title VII of the Civil Rights Act of 1964, 42 U.S.C. Section 2000e, et. seq. (prohibiting discrimination on account of race, sex, national origin or religion); claims arising under the Age

Discrimination in Employment Act of 1967, 29 U.S.C. Sections 621, et.
seq. (prohibiting discrimination on account of age); claims under the Employee Retirement Income Security Act of 1974, as amended (ERISA), 29 U.S.A. Section 1001, et. seq.; claims under the Americans with Disabilities Act of 1990 (ADA) 42 U.S.C. Sections 12101-12213 (Supp. II 1990); and any similar federal or state law claim relating to my employment.

                 By signing this Agreement and accepting the Severance Benefits provided by the Plan, I agree that I will not hereafter pursue any individual claim against the Company, its officers, directors and employees, in any state or federal court, or before any state or federal agency, including, for example, the Equal Employment Opportunity Commission or the Department of Labor, for or on account of anything which has occurred up to the present time as a result of amy employment or the termination of my employment with the Company. I also understand and agree that the Company will have no obligation to re-employ me.

                 I understand that, for a period up to and including seven (7) days after the date I sign this Agreement, I may revoke it entirely. No rights or obligations contained in this Agreement shall become enforceable before the end of this seven-day revocation period. If I decide to revoke the Agreement, I will deliver to the Company a signed Notice of Revocation on or before the
end of this seven-day period.   Upon delivery of a timely Notice of Revocation,
this Agreement shall be cancelled and void and neither party to this Agreement shall have any rights or obligations arising under it.

                 I FURTHER ACKNOWLEDGE AND AGREE THAT NO OTHER PROMISE OR AGREEMENT OF ANY KIND HAS BEEN MADE TO ME BY THE COMPANY TO CAUSE ME TO EXECUTE THIS AGREEMENT AND THAT THE ONLY CONSIDERATION FOR MY EXECUTION OF THIS AGREEMENT IS SET FORTH COMPLETELY AND FULLY IN THIS DOCUMENT AND IN THE 1993 SPECIAL VOLUNTARY SEVERANCE PLAN FOR SALARIED EMPLOYEES OF INTERMET FOUNDRIES, INC. AND ITS SUBSIDIARIES. I HAVE CAREFULLY READ THIS AGREEMENT, I UNDERSTAND ITS MEANING AND INTENT, AND I VOLUNTARILY AGREE TO ABIDE BY ITS TERMS. I ACKNOWLEDGE RECEIVING A COPY OF THIS AGREEMENT AND SUMMARY PLAN DESCRIPTION FOR MY PERSONAL RECORDS.


FOR THE COMPANY:              EMPLOYEE'S SIGNATURE:

- -------------------------     ---------------------------------

Date:                         Date:
- -------------------------     ---------------------------------

                                   APPENDIX B

                             AMENDMENT NO. 2 TO THE
                        INTERMET CORPORATION SAVINGS AND
                           INVESTMENT PLAN AND TRUST

           (As Amended and Restated Effective As of January 1, 1989)


                 This Amendment made and entered into as of this 1st day of October, 1993, by and between Intermet Corporation, a Georgia corporation (referred to as the "Employer"), and Trust Company Bank, as trustee (referred to herein as the "Trustee");

                             W I T N E S S E T H:

                 WHEREAS, the Employer previously established for the exclusive benefit of its eligible employees a profit sharing plan and trust known as the Intermet Corporation Savings and Investment Plan and Trust (the "Plan"); and

                 WHEREAS, the Plan has been amended from time to time; and

                 WHEREAS, effective October 1, 1993, the Employer adopted a special voluntary severance plan for eligible salaried employees of Intermet Foundries, Inc. and its subsidiaries, known as the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "1993 Special Voluntary Severance Plan"); and

                 WHEREAS, because Participants who elect to resign from employment under the 1993 Special Voluntary Severance Plan will cease employment with the Employer and active participation under this Plan effective as of their "Severance Date," as that term is defined in the 1993 Special Voluntary Severance Plan, the parties desire to amend the Plan to provide special provisions for Participants electing to participate in the 1993 Special

Participants electing to participate in the 1993 Special Voluntary Severance Plan and to clarify the Plan's provisions relating to severance pay;

                 NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

                 Section 2.1 is hereby amended by adding the following at the end of the present section:

                       "Annual Compensation shall not include any amounts paid to a Participant or former Participant as severance pay pursuant to any plan, program or policy of the Employer."

                                       2.

                 Article III is hereby amended by adding the following new Section 3.9:

                        "3.9 Participation in the 1993 Special Voluntary
                 Severance Plan -

                          (a) In General - This Section shall apply only to those Participants who are eligible for, and elect to participate in, the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "1993 Special Voluntary Severance Plan"). The terms "Severance Date" and "Severance Pay" shall have the meanings given them under the 1993 Special Voluntary Severance Plan and such definitions are expressly incorporated herein by reference. Notwithstanding the provisions of this Section 3.9, the Employer may restrict the benefits of any Highly Compensated Employee in order to satisfy the applicable non-discrimination requirements of the Code.

                          (b) Service - Except as otherwise provided in this Section 3.9, a Participant who elects to participate in the 1993 Special Voluntary

                          Severance Plan shall cease active participation in this Plan for all purposes effective as of his Severance Date. Such Participant shall not be eligible to participate in Pay Transfers, Matching Contributions, Profit Sharing Contributions or allocations of Forfeitures pursuant to Sections 4.1,
                          4.3 and 5.4 of the Plan, respectively, for any period that such Participant receives Severance Pay.

                          (c) Matching Contributions - Notwithstanding the requirement in Section 4.3(a) that a Participant be an active Employee on the last day of the Calendar Quarter in order to receive a Matching Contribution for such Calendar Quarter, if the Participant elects to participate in the 1993 Special Voluntary Severance Plan and such Participant is not an active Employee on the last day of a Calendar Quarter for which he has made Pay Transfers because the Participant incurred his Severance Date during such Calendar Quarter, he shall nevertheless be eligible to receive a Matching Contribution in accordance with
                          Section 4.3(a) of the Plan for the Calendar Quarter during which the Participant's Severance Date occurs.

                          (d) 1993 Profit Sharing Contributions - For the Plan year ending December 31, 1993 only (the "1993 Plan Year"), the Employer shall make a one-time Profit Sharing Contribution pursuant to Section 4.3(c) of the Plan for each Participant who: (i) elects to participate in the 1993 Special Voluntary Severance Plan; (ii) has a Severance Date prior to December 31, 1993; and (iii) has a Year of Service for the 1993 Plan Year.

                          (e) Annual Compensation - For purposes of the Matching Contributions and Profit Sharing Contributions made under this Section 3.9, Annual Compensation shall only include a Participant's Annual Compensation received through the Participant's Severance Date and shall not include any Severance Pay.

                          (f) Early or Normal Retirement - A Participant who is eligible for, and elects to participate in, the 1993 Special Voluntary Severance Plan, but who does not satisfy the requirements of Section 6.1 as of his Severance Date, shall be granted such additional age and/or service under this Plan so that he satisfies the requirements of Section 6.1(a) or 6.1(b) of the Plan as of his Severance

                          Date, without regard to the Participant's actual Severance Date under the 1993 Special Voluntary Severance Plan."


                                       3.

                 The provisions of this Amendment No. 2 shall be effective as of October 1, 1993.

                                       4.

                 Except as hereby modified, the Plan shall remain in full force and effect.


                 IN WITNESS WHEREOF, the parties have caused this amendment No. 2 to be duly executed as of the day and the year first above written.

                                                  EMPLOYER:

                                                  INTERMET CORPORATION



                                                  By:
                                                     ---------------------------


                                                  Title:
                                                        ------------------------


                                                  TRUSTEE:

                                                  TRUST COMPANY BANK



                                                  By:
                                                     ---------------------------


                                                  Title:
                                                        ------------------------

                                   APPENDIX B

                             AMENDMENT NO. 4 TO THE
                      INTERMET CORPORATION EMPLOYEE STOCK
                        OWNERSHIP PLAN AND TRUST (1987)

                 (As Adopted Effective As of January 1, 1987)


                 This Amendment made and entered into as of this 1st day of October, 1993, by and between Intermet Corporation, a Georgia corporation (referred to as the "Employer"), and Trust Company Bank, as trustee (referred to herein as the "Trustee");

                             W I T N E S S E T H:

                 WHEREAS, the Employer previously established for the exclusive benefit of its eligible employees the Intermet Corporation Employee Stock Ownership Plan and Trust (1987) (the "Plan"); and

                 WHEREAS, the Plan has been amended from time to time; and

                 WHEREAS, effective October 1, 1993, the Employer adopted a special voluntary severance plan for eligible salaried employees of Intermet Foundries, Inc. and its subsidiaries, known as the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "1993 Special Voluntary Severance Plan"); and

                 WHEREAS, because Participants who elect to resign from employment under the 1993 Special Voluntary Severance Plan will cease employment with the Employer and active participation under this Plan effective as of their "Severance Date," as that term is defined in the 1993 Special Voluntary Severance Plan, the parties desire to amend the Plan to provide special provisions for Participants electing to participate in the 1993 Special

Voluntary Severance Plan and to clarify the Plan's provisions relating to severance pay;

                 NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

                 Section 1.2 is hereby amended by adding the following at the end of the present section:

                          "Annual Compensation shall not include any amounts paid to a Participant or former Participant as severance pay pursuant to any plan, program or policy of the Employer."

                                       2.

                 Article II is hereby amended by adding the following new Section 2.9:

                          "2.9 Participation in the 1993 Special Voluntary
                 Severance Plan -

                          (a) In General - This Section shall apply only to those Participants who are eligible for, and elect to participate in, the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "1993 Special Voluntary Severance Plan"). The terms "Severance Date" and "Severance Pay" shall have the meanings given them under the 1993 Special Voluntary Severance Plan, and such definitions are expressly incorporated herein by reference. Notwithstanding the provisions of this Section 2.9, the Employer may restrict the benefits of any Highly Compensated Employee in order to satisfy the applicable non-discrimination requirements of the Code.

                          (b) Service - Except as otherwise provided in this Section 2.9, a Participant who elects to participate in the 1993 Special Voluntary Severance Plan shall cease active participation in this Plan for all purposes effective as of his Severance Date. Such Participant shall not be eligible to participate in Employer Contributions or allocations of Forfeitures, pursuant to Sections 3.1, 4.3 and 4.4 of the Plan for the period that such Participant receives Severance Pay.

                          (c) 1993 Employer Contributions - For the Plan Year ending December 31, 1993 only (the "1993 Plan Year"), the Employer shall make a one-time Employer Contribution pursuant to Section 3.1 of the Plan for each Participant who: (i) elects to participate in the 1993 Special Voluntary Severance Plan; (ii) has a Severance Date prior to December 31, 1993; and (iii) has a Year of Service for the 1993 Plan Year.

                          (d) Annual Compensation - For purposes of the Employer Contribution made under this Section 2.9, Annual Compensation shall only include a Participant's Annual Compensation received through the Participant's Severance Date and shall not include any Severance Pay.

                          (e) Early or Normal Retirement - A Participant who is eligible for, and elects to participate in, the 1993 Special Voluntary Severance Plan, but who does not satisfy the requirements of Section 5.1 as of his Severance Date, shall be granted such additional age and/or service under this Plan so that he satisfies the requirements of Section 5.1(a) or 5.1(b) of the Plan as of his Severance Date, without regard to the Participant's actual Severance Date under the 1993 Special Voluntary Severance Plan."

                                       4.

                 The provisions of this Amendment No. 4 shall be effective as of October 1, 1993.

                                       5.

                 Except as hereby modified, the Plan shall remain in full force and effect.

                 IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be duly executed as of the day and the year first above written.


EMPLOYER:                                  TRUSTEE:

INTERMET CORPORATION                       TRUST COMPANY BANK



By:                                        By:
   ---------------------------                ----------------------
Title:                                     Title:
      ------------------------                   -------------------